Exhibit 99.1  SERA PROGNOSTICS ANNOUNCES THE APPOINTMENT OF DR. JANE F. BARLOW   TO THE SERA PROGNOSTICS BOARD     ‐ Accomplished business and health services leader joins Sera in its quest to improve  pregnancy outcomes of mothers and babies ‐    Salt Lake City, Apr. 12, 2022 (PR NEWSWIRE) ‐‐ Sera Prognostics Inc., The Pregnancy Company®  (NASDAQ: SERA), focused on  improving maternal and neonatal health by providing  innovative  pregnancy biomarker  information  to doctors and patients,  today announced  that Dr.  Jane F.  Barlow has joined the Sera Board of Directors.    “We are very excited to have Dr. Jane Barlow join Sera’s talented  board,”  said Gregory  C.  Critchfield,  CEO  and  Chairman  of  Sera  Prognostics.  “Jane  possesses  deep  expertise  in  bringing  novel  products and services to the market, through operations, strategy  development and board experiences. Jane’s unique background in  pioneering a variety of novel health services will be helpful to Sera  as we achieve Sera’s important vision of improving the health of  mothers and babies and simultaneously realizing healthcare cost  savings for society.”    Dr. Barlow has served as Chief Executive Officer of Jane Barlow & Associates, LLC, a consulting  firm  focused  on  value‐based  health  care  services,  since  January  2017,  and  Executive  Vice  President and Chief Clinical Officer at Real Endpoints, a data, analytics, and advisory firm, since  January 2017.  She  currently  serves on  the board of directors of ContraFect Corp.,  a publicly  traded  biotechnology  company,  and  Viracta  Therapeutics,  Inc.,  a  publicly  traded  precision  oncology company. Dr. Barlow also serves on the board of directors of Point Health, a healthcare  navigation platform, the advisory board of Refactor Health, and the Biotech Advisory Board of  Pictet Asset Management, an asset management firm. Prior to her current roles, Dr. Barlow was  Associate  Chief  Medical  Officer  at  CVS  Health  and  Chief  Medical  Officer  of  CVS  Health’s  Government  Services  arm  where  she  successfully  implemented  industry‐leading  clinical  strategies supporting drug purchasing, distribution, and utilization management. Formerly, she  served as Vice President of Clinical Innovation at Medco Health Solutions, leading the adoption  of cutting‐edge  therapeutic programs  through all aspects of pharmacy. Dr. Barlow previously  served on the board of directors of Momenta Pharmaceuticals, Inc., (prior to and during its sale  to Johnson and Johnson), Therapeutics MD Inc., and SilverScript Insurance Company. Dr. Barlow  received her medical degree  from Creighton University School of Medicine and  subsequently  completed  her  residency  in  occupational  and  environmental medicine  at  The  Johns Hopkins  University,  where  she  also  earned  her  M.P.H.  Additionally,  she  holds  an  M.B.A.  from  the  University  of  Alabama.  She  is  board‐certified  in  occupational medicine  and  a  fellow  of  the  American College of Occupational and Environmental Medicine  and  the American College of  Preventive Medicine. She  is a diplomat of the American College of Physician Executives and a  member of the American Medical Association.

  “I am excited to join Sera’s board and its focus on meaningful and innovative solutions to improve  the well‐being of mothers and newborns,” said Dr. Jane Barlow. “Sera’s personalized approach  to advancing the health of pregnant mothers and babies is an enabler of improved outcomes and  cost  savings  that  benefit mothers,  babies  and  payers.  I  look  forward  to  working  with  the  management team and board as we advance strategies to achieve these goals.”    About Sera Prognostics, Inc.  Sera Prognostics  is a  leading health diagnostics  company dedicated  to  improving  the  lives of  women and babies through precision pregnancy care. Sera’s mission is to deliver early, pivotal  information in pregnancy to physicians, enabling them to improve the health of their patients,  resulting in reductions in the costs of healthcare delivery. Sera has a robust pipeline of innovative  diagnostic tests focused on the early prediction of preterm birth risk and other complications of  pregnancy. Sera’s precision medicine PreTRM® Test reports to a physician the individualized risk  of spontaneous premature delivery  in a pregnancy, enabling earlier proactive  interventions  in  women with higher risk. Sera Prognostics is located in Salt Lake City, Utah.  About Preterm Birth  Preterm birth is defined as any birth before 37 weeks’ gestation and is the leading cause of illness  and death in newborns. The 2021 March of Dimes Report Card shows that more than one in ten  infants is born prematurely. Prematurity is associated with a significantly increased risk of major  long‐term  medical  complications,  including  learning  disabilities,  cerebral  palsy,  chronic  respiratory illness, intellectual disability, seizures, and vision and hearing loss, and can generate  significant costs throughout the lives of affected children. The annual health care costs to manage  short‐ and  long‐term complications of prematurity  in the United States were estimated to be  approximately $25 billion for 2016.  About the PreTRM® Test  The PreTRM® test is the only broadly validated, commercially available blood‐based biomarker  test that provides an early, accurate and individualized risk prediction for spontaneous preterm  birth in asymptomatic singleton pregnancies. The PreTRM® test measures and analyzes proteins  in the blood that are highly predictive of preterm birth. The PreTRM® test permits physicians to  identify, during  the 19th or 20th week of pregnancy, which women are at  increased  risk  for  preterm birth, enabling more informed, personalized clinical decisions based on each woman’s  individual risk. The PreTRM® test is ordered by a medical professional.  Sera  Prognostics,  the  Sera  Prognostics  logo,  The  Pregnancy  Company,  and  PreTRM  are  trademarks or registered trademarks of Sera Prognostics, Inc. in the United States and/or other  countries.

  Safe Harbor Statement  This  press  release  contains  “forward‐looking  statements” within  the meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1995,  including  statements  relating  to  Dr.  Barlow’s  appointment helping to achieve the Company’s vision of  improving the health of mothers and  babies  and  simultaneously  realizing  healthcare  cost  savings  for  society;  and  the  company’s  strategic  directives  under  the  caption  “About  Sera  Prognostics,  Inc.”  These  “forward‐looking  statements” are based on management’s current expectations of future events and are subject  to a number of risks and uncertainties that could cause actual results to differ materially and  adversely  from  those  set  forth  in or  implied by  forward‐looking  statements.  These  risks  and  uncertainties include, but are not limited to: net losses, cash generation, and the potential need  to  raise more capital;  revenues  from  the PreTRM  test  representing substantially all Company  revenues to date; the need  for broad scientific and market acceptance of the PreTRM test; a  concentrated number of material customers; our ability  to  introduce new products; potential  competition; our proprietary biobank; critical suppliers; the ongoing COVID‐19 pandemic and its  impact on our operations, as well as the business or operations of third parties with whom we  conduct business; estimates of  total addressable market opportunity and  forecasts of market  growth;  potential  third‐party  payer  coverage  and  reimbursement;  new  reimbursement  methodologies applicable to the PreTRM test, including new CPT codes and payment rates for  those codes; changes in FDA regulation of laboratory‐developed tests; the intellectual property  rights protecting our tests and market position; and other factors discussed under the heading  “Risk Factors” contained in our Quarterly Reports on Form 10‐Q, Annual Reports on Form 10‐K,  or Current Reports on Form 8‐K filed with the SEC from time to time. All information in this press  release  is as of  the date of  the  release, and  the Company undertakes no duty  to update  this  information unless required by law.    Contacts  Investor Contact  Peter DeNardo, CapComm Partners  peter@capcommpartners.com  +1 (415) 389‐6400    Media Contact  Erich Sandoval, Lazar FINN  Erich.sandoval@finnpartners.com  +1 (917) 497‐2867